UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KHC	The NASDAQ Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Kraft Heinz Company (the “Company”) hereby announces certain organizational changes. First, Miguel Patricio, the Company’s Chief Executive Officer, made the strategic decision to shift a seasoned veteran, Paulo Basilio (44), back into the critical role of global Chief Financial Officer, effective September 1, 2019. In June 2013, Mr. Basilio joined H.J. Heinz Holding Corporation as Chief Financial Officer. Following the closing of the merger of Kraft Foods Group, Inc. with and into a wholly-owned subsidiary of Heinz (which subsequently changed its name to Kraft Heinz Foods Company), Mr. Basilio served as Executive Vice President and Chief Financial Officer until October 2017. In October 2017, Mr. Basilio assumed the role of President of the U.S. Commercial Business. Since July 2019, Mr. Basilio has served as the Company’s Chief Business Planning and Development Officer.

Following a transition period with Mr. Basilio, David Knopf, current Executive Vice President and global Chief Financial Officer will depart from the Company to return to 3G Capital, where he has been a Partner since 2015. Mr. Knopf’s departure follows more than four years of service at the Company, including roles as Vice President, Category Head of Planters Business and Vice President of Finance, Head of Global Budget & Business Planning, Zero-Based Budgeting, and Financial & Strategic Planning.

As of the date of this filing, the Company has not determined to make any material change to Mr. Basilio’s compensation in connection with his appointment to this new role.

Mr. Basilio has no familial relationships nor related person transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his appointment described above.

Secondly, effective September 1, 2019: (i) Nina Barton, who currently serves as President of the Canada Zone and President of Digital Growth, will assume the new role of Chief Growth Officer, where she will be responsible for improving the Company’s organic growth and developing capabilities; and (ii) Bruno Keller, who currently serves as the Head of Category Development in Canada, will succeed Ms. Barton in the role of Zone President of Canada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: August 26, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary